                                                                    Exhibit 99.1

                                                           [LOGO OF CarrAmerica]
                                                          America's Workplace(R)

Fourth quarter 2000


                               [GRAPHIC OMITTED]

                  [GRAPHIC OMITTED]         [GRAPHIC OMITTED]


                    Supplemental Operating and Financial Data
                     For the Quarter Ended December 31, 2000

 All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.

   This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
CORPORATE OVERVIEW

         The Company ..........................................................................................   1
         Board of Directors / Executive Officers / Research Coverage...........................................   2
         Regional Offices / Investor Relations / Information Requests .........................................   3

FINANCIAL HIGHLIGHTS

         Key Quarterly Financial Data..........................................................................   4
         Consolidated Balance Sheets...........................................................................   5
         Statements of Operations..............................................................................   6
         FFO Statement.........................................................................................   7
         Same Store Results and Analysis.......................................................................   8
         Statements of EBITDA..................................................................................   9
         Financial Ratios......................................................................................  10
         Share and Operating Partnership Unit Data.............................................................  11
         Debt Capitalization Summary...........................................................................  12-13

SEGMENT ANALYSIS

         Core Operating Properties
         -------------------------
         Current Summary of Portfolio Operating Properties.....................................................  14-17
         Lease Roll-over Schedule and Stabilized Properties....................................................  18
         Operating Portfolio Leasing Economics.................................................................  19
         Top 25 Tenants by Rent ...............................................................................  20
         Development
         -----------
         Current Development Activity by Market................................................................  21
         Land Held for Future Development Schedule.............................................................  22

Fourth quarter 2000

                               CORPORATE OVERVIEW

THE COMPANY
-----------

CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 13 suburban markets across the United States.

CURRENT PORTFOLIO
(consolidated, stabilized; as of 12/31/00)

252 Properties
20.4 Million Square Feet

(consolidated/unconsolidated; as of 12/31/00)

283 Properties
23.9 Million Square Feet

CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS
-----------------------------

                           Rating           Outlook
                           ------           -------
Duff & Phelps:             BBB              Stable
Moody's:                   Baa3             Positive
Standard & Poor's:         BBB              Stable


YEAR-TO-DATE AVERAGE OCCUPANCY (stabilized)
------------------------------

96.9% Consolidated Properties
97.4% All Properties


REGIONAL DISTRIBUTION
---------------------
(consolidated, stabilized; as of 12/31/00)

                                                      Based on
                                         Based on      Square
                                            NOI        Footage
                                        ------------ ------------
Pacific Region                            49.58%       47.74%
Southeast Region                          26.50%       22.99%
Central Region                            13.34%       16.00%
Mountain Region                           10.58%       13.27%


TOP 5 MARKETS
-------------
(consolidated, stabilized; as of 12/31/00)

                                      % of NOI        % of Sq. Ft.
                                     ------------    ----------------

San Francisco Bay Area                   29.82%             25.29%
Washington D.C. Metro                    20.14%             14.33%
Orange County/Los Angeles                 7.75%              8.89%
Seattle                                   6.39%              7.35%
Dallas                                    6.37%              7.88%
                                     ---------       ------------
                                         70.47%             63.74%
                                     =========       ============

BOARD OF DIRECTORS
------------------

Thomas A. Carr
Chairman of the Board, President
and Chief Executive Officer
CarrAmerica Realty Corporation

Ronald Blankenship
Vice Chairman and Chief Operating Officer
Security Capital Group Incorporated

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Caroline S. McBride
Managing Director
Security Capital Global Strategic Group, Inc.

William D. Sanders
Chairman
Security Capital Group Incorporated

Wesley S. Williams, Jr.
Partner
Covington & Burling

EXECUTIVE OFFICERS
------------------

Thomas A. Carr
President & Chief Executive Officer

Philip L. Hawkins
Chief Operating Officer

Richard F. Katchuk
Chief Financial Officer

Karen B. Dorigan
Chief Investment Officer


RESEARCH COVERAGE
-----------------

Louis Taylor
Deutsche Banc Alex Brown
(212) 469-4912

Christopher Haley/Donald Fandetti
First Union
(443) 263-6773/(443) 263-6537

James Kammert
Goldman, Sachs & Company
(212) 855-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Steve Sakwa/Karin Ford
Merrill Lynch & Company, Inc.
(212) 449-0335/(212) 499-7810

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Fred Carr, Jr.
The Penobscot Group, Inc.
(617) 723-9600

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

CORPORATE HEADQUARTERS
----------------------

1850 K Street, N.W. Suite 500
Washington, D.C. 20006
(202) 729-1000


REGIONAL OFFICES
----------------

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
William Krokowski, Regional Managing Director

Florida
J. Thad Ellis, Regional Managing Director

Northern California
Leah N. Segawa, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
William Krokowski, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange

TRADING SYMBOL
--------------

CRE

INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C. 20006
Telephone: (202) 729-1000
Fax: (202) 729-1060

CONTACT
-------

Stephen M. Walsh
Vice President, Capital Markets
Telephone: (202) 729-1764
E-mail: swalsh@carramerica.com
        ----------------------

INFORMATION REQUEST
-------------------

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

         Investor Relations at (202) 729-7518
         Or 1 (800) 417-2277
         swalsh@carramerica.com
         ----------------------

                                                           [LOGO OF CARRAMERICA]
                                         PLEASE VISIT OUR CORPORATE WEB SITE AT:
                                         ---------------------------------------
                                                             www.carramerica.com
                                                             -------------------

Fourth quarter 2000

                              FINANCIAL HIGHLIGHTS

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data

-------------------------------------------------------------------------------------------------------------------
($ and shares in thousands)
                                                       12/31/00         9/30/00         6/30/00       3/31/00         12/31/99
                                                    -----------------------------------------------------------------------------
Shares and Units:
-----------------

Common Shares                                                65,018          65,759          66,307          67,027       66,826
Outstanding OP Units (a)                                      6,088           6,480           6,364           6,480        6,480
Convertible Preferred Shares                                    480             480             480             480          680
Combined Shares and OP Units (a)                             71,586          72,719          73,151          73,987       73,986
Weighted Average - Basic                                     65,152          65,987          66,856          66,967       66,818
Weighted Average - Diluted                                   73,432          74,767          74,684          74,233       74,101

Share Price:
------------

At the end of the period                                 $    31.31      $    30.25      $    26.52      $    21.25   $    21.38
High during period                                       $    31.50      $    30.75           28.31           22.32        22.69
Low during period                                        $    28.80      $    27.44           21.38           19.94        17.94

Capitalization Summary (continuing operations):
-----------------------------------------------

Market Value of Common Equity                            $2,241,537      $2,199,750      $1,939,965      $1,572,224   $1,581,451
Preferred Equity                                            400,000         400,000         400,000         400,000      400,000
Total Debt (e)                                            1,211,158       1,215,710       1,432,972       1,609,911    1,603,371
Total Market Capitalization (e)                           3,852,695       3,815,460       3,772,937       3,582,135    3,584,822
Total Debt / Total Market Capitalization (e)                   31.4%           31.9%           38.0%           44.9%        44.7%

Financial Information (continuing operations):
----------------------------------------------

Total Assets (g)                                         $3,072,841      $3,112,140      $3,318,363      $3,477,034   $3,479,072
Book Value of Real Estate Assets (before
accumulated depreciation) (e)                             2,909,604       3,015,812       3,313,038       3,312,305    3,287,885
Total Liabilities (e)                                     1,336,448       1,346,789       1,540,890       1,705,397    1,699,771
Total Minority Interest (Including OP) (e)                   89,687          90,455          89,389          92,405       92,586
Total Shareholders Equity (e)                             1,646,706       1,674,896       1,688,084       1,679,232    1,686,715

Total Operating Revenues (e)                                132,669         139,357         144,439         141,566      133,847
Property NOI                                                 82,942          91,912          94,625          92,397       87,361
Property Operating Margin                                      66.7%           69.8%           68.0%           67.6%        67.3%
EBITDA (e)                                                   83,765          90,094          90,076          89,892       83,810
EBITDA per share - basic (e)                                   1.29            1.37            1.35            1.34         1.24
EBITDA per share - diluted (e)                                 1.14            1.20            1.21            1.21         1.12
Interest Coverage Ratio (c, e)                                  3.9             3.6             3.6             3.3          3.4
Interest Coverage Ratio (d, e)                                  3.5             3.3             3.1             3.0          2.9
Fixed Charge Coverage Ratio (c, e)                              2.4             2.5             2.4             2.3          2.3
Fixed Charge Coverage Ratio (d, e)                              2.3             2.3             2.2             2.1          2.0
Adjusted Funds From Operations (e, f)                        55,138          56,348          55,430          53,516       49,219
Dividends declared                                            .4625           .4625           .4625           .4625        .4625
FFO payout ratio - Diluted (e)                                 61.7%           61.7%           62.5%           64.2%        70.1%
Net-Straight Line revenue/expense adjustment                  3,844           3,168           3,465           3,001        4,969

Portfolio Size (including unconsolidated
----------------------------------------
properties):
-----------

Buildings                                                       283             284             281             282          275
Total Square Footage                                         23,914          24,569          24,331          24,317       23,797
Current Weighted Average Occupancy                             97.7%           97.5%           98.4%           96.7%        97.6%

    (a)  Operating Partnership
    (b)  See page 7 for definition of Funds from Operations (FFO).
    (c)  Excluding covering capitalized interest.
    (d)  Including covering capitalized interest.
    (e)  Restated to exclude discontinued operations.
    (f)  Represents diluted Funds from Operations (FFO).
    (g)  Restated to account for discontinued operations.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Consolidated Balance Sheets

-------------------------------------------------------------------------------------------------------------------
(In thousands)

                                                                          December 31,          December 31,
                                                                              2000                  1999
                                                                       ---------------        --------------
Assets
------
Rental Property:
    Land                                                                $     644,326           $   674,390
    Buildings                                                               1,836,214             2,082,533
    Tenant Improvements                                                       325,936               304,983
    Furniture, fixtures and equipment                                           6,844                 5,916
                                                                        -------------           -----------
                                                                            2,813,320             3,067,822
   Less - accumulated depreciation                                           (381,260)             (323,455)
                                                                        -------------           -----------
      Net rental property                                                   2,432,060             2,744,367

Land held for future development and sale                                      47,984               104,050
Construction-in-progress                                                       48,300               116,013
Cash and cash equivalents - unrestricted                                       24,704                51,886
Cash and cash equivalents - restricted                                         39,482                12,475
Accounts and notes receivable                                                  70,693                34,734
Investments                                                                   269,193                67,143
Accrued straight-line rents                                                    54,960                47,764
Tenant leasing costs, net                                                      54,522                58,848
Deferred financing costs, net                                                  11,311                15,621
Prepaid expenses and other assets, net                                         19,632                18,503
Net assets of discontinued operations                                               -               207,668
                                                                        -------------           -----------
                                                                        $   3,072,841           $ 3,479,072
                                                                        =============           ===========

Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
   Mortgages and notes payable                                          $   1,211,158           $ 1,603,371
   Accounts payable and accrued expenses                                       96,147                68,643
   Rent received in advance and security deposits                              29,143                27,757
                                                                        -------------           -----------
                                                                            1,336,448             1,699,771
                                                                        -------------           -----------

Minority interest                                                              89,687                92,586

Stockholders' equity:
   Preferred stock                                                                 93                    95
   Common stock                                                                   650                   668
   Additional paid in capital                                               1,755,985             1,816,990
   Cumulative dividends in excess of net income                              (110,022)             (131,038)
                                                                        -------------           -----------
                                                                            1,646,706             1,686,715
                                                                        -------------           -----------
                                                                        $   3,072,841           $ 3,479,072
                                                                        =============        ==============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations

---------------------------------------------------------------------------------------------------------------------------------
(In thousands, except per share amounts)
                                                                       Three Months Ended December         Twelve Months Ended
                                                                                   31,                         December 31,
                                                                       -----------------------------  ---------------------------
                                                                           2000           1999            2000            1999
                                                                           ----           ----            ----            ----
Revenues:
   Rental income (1):
         Minimum base rent                                              $  106,583     $  110,506      $  448,068     $  422,440
         Recoveries from tenants                                            14,616         15,925          64,344         58,426
         Parking and other tenant charges                                    3,218          3,411          19,447         17,983
                                                                        ----------     ----------      ----------     ----------
             Total rental revenue                                          124,417        129,842         531,859        498,849
                                                                        ----------     ----------      ----------     ----------
         Real estate service income                                          8,252          4,005          26,172         17,054
                                                                        ----------     ----------      ----------     ----------
             Total operating revenues                                      132,669        133,847         558,031        515,903
                                                                        ----------     ----------      ----------     ----------
Operating expenses:
   Property expenses:
         Operating expenses                                                 30,157         31,701         124,119        122,676
         Real estate taxes                                                  11,318         10,779          45,864         44,529
   Interest expense                                                         21,571         24,465          98,348         89,057
   General and administrative                                               12,134         10,008          46,189         38,894
   Depreciation and amortization                                            29,376         31,433         128,542        119,700

                                                                        ----------     ----------      ----------     ----------
         Total operating expenses                                          104,556        108,386         443,062        414,856
                                                                        ----------     ----------      ----------     ----------

         Real estate operating income                                       28,113         25,461         114,969        101,047
Other operating income:
    Interest income                                                          2,020          1,075           4,372          3,936
    Equity in earnings of unconsolidated entities                            2,685          1,376           7,596          5,167
    Gain on settlement of treasury locks                                         -              -               -          4,489
                                                                         ---------     ----------      ----------     ----------
         Total other operating income                                        4,705          2,451          11,968         13,592
                                                                         ---------     ----------      ----------     ----------
         Income from continuing operations before gain on sale of
         assets, income taxes, and minority interest                        32,818         27,912         126,937        114,639
    Income taxes                                                                 -           (783)              -           (783)
    Minority interest                                                       (6,994)        (2,995)        (16,149)       (17,599)
                                                                        ----------     ----------      ----------     ----------
         Income from continuing operations before gain on sale of
         assets                                                             25,824         24,134         110,788         96,257

         Discontinued operations - (Loss) income from operations of discontinued Executive Suites subsidiary (less applicable
           income tax expense)                                                   -         (1,891)            456         (7,862)

         Discontinued operations - Gain on sale of discontinued
         operations (less applicable income tax expense of $21,131)              -              -          31,852              -
                                                                        ----------     ----------      ----------     ----------
         Net income before gain on sale of assets:                          25,824         22,243         143,096         88,395
         Gain on sale of assets and other provisions net of income
         taxes                                                               8,448          5,006          36,371         54,822
                                                                        ----------     ----------      ----------     ----------
           Net income                                                   $   34,272     $   27,249      $  179,467     $  143,217
                                                                        ==========     ==========      ==========     ==========
           Basic net income per common share:

             Net income from continuing operations                      $     0.26     $     0.23      $     1.14     $     0.90
             Discontinued operations                                             -          (0.03)           0.01          (0.12)
             Gain on sale of discontinued operations                             -              -            0.48              -
             Gain on sale of assets, net                                      0.13           0.08            0.55           0.81
                                                                        ----------     ----------      ----------     ----------
             Net income                                                 $     0.39     $     0.28      $     2.18     $     1.59
                                                                        ----------     ----------      ----------     ----------
         Diluted net income per share:
             Net income from continuing operations                      $     0.25     $     0.23      $     1.12     $     0.90
             Discontinued operations                                             -          (0.03)           0.01          (0.12)
             Gain on sale of discontinued operations                             -              -            0.47              -
             Gain on sale of assets, net                                      0.13           0.08            0.53           0.81
                                                                        ----------     ----------      ----------     ----------
             Net income                                                 $     0.38     $     0.28      $     2.13     $     1.59
                                                                        ==========     ==========      ==========     ==========

NOTE:  (1) Rental income includes $3,844 and $4,969 of accrued straight-line rents for the three month periods ended December 31, 2000 and 1999, respectively, and $13,478 and $14,331 of accrued straight-line rents for the twelve month periods ended December 31, 2000 and 1999, respectively.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Funds From Operations
--------------------------------------------------------------------------------
         The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. NAREIT's definition for FFO excludes discontinued operations, however, the Company has elected to calculate FFO from discontinued operations, the Company's executive suites business. FFO for discontinued operations includes executive suites earnings before depreciation, amortization and deferred taxes ("EBDADT"). The Company has restated the prior year to conform with the current year presentation which excludes the add back of development losses associated with the Company's executive suites business. The Company continues to exclude the gain on settlement of treasury locks for the restated 1999 FFO.


(In thousands, except per share amounts)                                    Three Months Ended             Twelve Months Ended
                                                                               December 31,                   December 31,
                                                                       -----------------------------  -----------------------------
                                                                             2000           1999           2000            1999
                                                                             ----           ----           ----            ----
Net income from continuing operations before minority interest:          $  41,266      $   32,135     $  163,308     $   168,678

Adjustments to derive funds from continuing operations:                     31,300          30,913        128,861         117,829
   Add: Depreciation and amortization
   Deduct:
     Minority interests' (non Unitholders) share
     of depreciation, amortization and net income                             (362)           (206)        (1,084)           (609)
     Gain loss on settlement of treasury locks                                   -               -              -          (4,489)
     Gain on sale of assets, net of income taxes                            (8,448)         (5,006)       (36,371)        (54,822)
                                                                       -----------    ------------   ------------   -------------
FFO from continuing operations before allocations to the minority
  Unitholders                                                               63,756          57,836        254,714         226,587

Less:  FFO allocable to the minority Unitholders                            (4,112)         (3,983)       (16,342)        (16,545)
                                                                       -----------    ------------   ------------   -------------
CarrAmerica Realty Corporation's FFO from continuing operations             59,644          53,853        238,372         210,042
Less:  Preferred stock dividends                                            (8,842)         (8,932)       (35,206)        (35,448)
                                                                       -----------    ------------   ------------   -------------
CarrAmerica Realty Corporation's FFO from continuing operations
  attributable to common shares                                             50,802          44,921        203,166         174,594

Discontinued operations                                                          -           6,307         13,368          23,759
Gain on sale of discontinued operations                                          -               -         31,852               -
                                                                       -----------    ------------   ------------   -------------

CarrAmerica Realty Corporation's FFO attributable to common shares       $  50,802      $   51,228     $  248,386     $   198,353
                                                                       ===========    ============   ============   =============

Weighted average common shares outstanding:
  Basic                                                                     65,152          66,818         66,221          67,858
  Diluted                                                                   73,432          74,101         74,425          75,160

Basic funds from operations per common share:
  Funds from continuing operations                                       $    0.78      $     0.67     $     3.07     $      2.57
  Funds from discontinued operations                                             -            0.09           0.20            0.35
  Funds from sale of discontinued operations                                     -               -           0.48               -
                                                                       -----------    ------------   ------------   -------------
     Total funds from operations                                         $    0.78      $     0.76     $     3.75     $      2.92
                                                                       ===========    ============   ============   =============

Diluted funds from operations per share:
  Funds from continuing operations                                       $    0.75      $     0.66     $     2.96     $      2.56
  Funds from discontinued operations                                             -            0.09           0.18            0.32
  Funds from sale of discontinued operations                                     -               -           0.43               -
                                                                       -----------    ------------   ------------   -------------
     Total funds from operations                                         $    0.75      $     0.75     $     3.57     $      2.88
                                                                       ===========    ============   ============   =============

CarrAmerica Realty Corporation's
FFO from continuing operations attributable to common shares             $  50,802      $   44,921     $  203,166     $   174,594
Series A Preferred share dividends                                             224             315            922           1,258
Minority interest from convertible partnership units                         4,112           3,983         16,342          16,545
                                                                       -----------    ------------   ------------   -------------
Adjusted FFO from continuing operations attributable to common shares    $  55,138      $   49,219     $  220,430     $   192,397
                                                                       ===========    ============   ============   =============

Weighted average common shares outstanding - Basic                          65,152          66,818         66,221          67,858
Weighted average conversion of Series A Preferred shares                       480             680            495             680
Weighted average conversion of operating partnership units                   6,118           6,498          6,281           6,498
Incremental options                                                          1,682             105          1,428             124
                                                                       -----------    ------------   ------------   -------------
Adjusted weighted average common shares - Diluted                           73,432          74,101         74,425          75,160
                                                                       ===========    ============   ============   =============

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Same Store Operating Property Results
--------------------------------------------------------------------------------
(In thousands)


                                                 Three Months Ended          %           Twelve Months Ended             %
                                                     December 31,          Change            December 31,              Change
                                              -----------------------    ------------   -----------------------    --------------

                                                2000            1999                        2000         1999
                                                ----            ----                        ----         ----
Real Estate Operating Revenue             $    101,102    $    95,088       6.3%       $   383,019    $  357,429        7.2%

Real Estate Operating Expenses                  33,747         31,985       5.5%           123,192       120,253        2.4%
                                          ------------    -----------                  -----------    ----------

Total Real Estate Operating Income
    - GAAP Basis                          $     67,355    $    63,103       6.7%       $   259,827    $  237,176        9.6%
                                          ============    ===========                  ===========    ==========

Straight-line Rent Adjustment                    2,386          1,950      22.4%             5,532         7,249       23.7%
                                          ------------    -----------                  -----------    ----------

Total Real Estate Operating Income
    - Cash Basis                          $     64,969    $    61,153       6.2%       $   254,295    $  229,927       10.6%
                                          ============    ===========                  ===========    ==========

Average Occupancy                                 97.3%          96.9%      0.4%              97.2%         96.8%       0.4%
                                          ============    ===========                  ===========    ==========

Same Store Square Footage                   16,877,351                                  16,222,276
                                          ============                                 ===========

                CarrAMERICA Realty Corporation and Subsidiaries
                             Statements of EBITDA
--------------------------------------------------------------------------------
(In thousands)

                                                                                                       Twelve Months
                                                                      Three Months Ended                   Ended
                                                                         December 31,                   December 31,
                                                                  ----------------------------  ----------------------------
                                                                    2000            1999             2000           1999
                                                                    ----            ----             ----           ----
CONTINUING OPERATIONS:
 Revenues:
  Rental Income                                                   $124,417      $  129,842          $531,859       $498,849
  Real estate service income                                         8,252           4,005            26,172         17,054
  Other income (1)                                                   4,705           2,451            11,968          9,103
                                                                ----------     -----------        ----------     ----------
       Total revenue                                               137,374         136,298           569,999        525,006
                                                                ----------     -----------        ----------     ----------

Operating expenses:
 Property operating expenses:
   Operating expenses                                               30,157          31,701           124,119        122,676
   Real estate taxes                                                11,318          10,779            45,864         44,529
 General and administrative                                         12,134          10,008            46,189         38,894
                                                                ----------     -----------        ----------     ----------
       Total operating expenses                                     53,609          52,488           216,172        206,099
                                                                ----------     -----------        ----------     ----------
  EBITDA                                                          $ 83,765      $   83,810          $353,827       $318,907
                                                                ==========     ===========        ==========     ==========

NOTE:

(1) Balance has been restated to exclude discontinued operations. Also excludes gains on sales of assets and gain on settlement of treasury locks.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios

------------------------------------------------------------------------------------------------------------------------------------


Financial Position Ratios for Continuing Operations:                     December 31,               December 31,
----------------------------------------------------
                                                                           2000                       1999
                                                                           ----                       ----
Total Debt / Total Capitalization (Book Value) (3)                        42.4%                       48.7%
Total Debt / Total Capitalization (Market) (3)                            31.4%                       44.7%



Operating Ratios for Continuing Operations:                     Three Months Ended              Twelve Months Ended
-------------------------------------------
                                                                    December 31,                     December 31,
                                                           -------------------------------   -----------------------------
                                                                2000            1999             2000           1999
                                                                ----            ----             ----           ----
Secured EBITDA / Total EBITDA (3)                              37.1%           32.1%             35.4%          34.5%

Interest Coverage (1, 3)
   Excluding covering capitalized interest                     3.88            3.43              3.60           3.58
   Covering capitalized interest                               3.51            2.87              3.20           2.76

Fixed charge coverage (3)
   Excluding covering capitalized interest                     2.44            2.30              2.41           2.33
   Covering capitalized interest                               2.29            2.04              2.22           1.95



Diluted FFO Payout Ratio (2, 3)                                61.7%           70.1%             62.5%          72.3%

G & A as a % of Revenue                                         8.8%            7.3%              8.1%           7.4%


NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.

(2)   Dividends paid per common share divided by diluted FFO per share.
(3)   Restated to exclude discontinued operations.

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                   Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at December 31, 2000 and December 31, 1999, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the quarters and years ended December 31, 2000 and 1999. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.

(In thousands)

                                                         CarrAmerica Realty
                                         CarrAmerica        Corporation
                                          Realty A            Series A
                                        Corporation          Convertible          Dividend Paying       Non-Dividend
                                       Common Shares       Preferred Shares           Units             Paying Units
                                        Outstanding         Outstanding (a)       Outstanding(b)        Outstanding
                                     ------------------  --------------------   -------------------   ----------------
Outstanding as of:
  December 31, 2000                         65,018                480                  5,656                 432
  December 31, 1999                         66,826                680                  6,048                 432
                                     ==================  ====================   ===================   ================

Weighted average for the three
  months ended December 31:
  2000                                      65,152                480                  5,686                 432
  1999                                      66,818                680                  6,066                 432
                                     ==================  ====================   ===================   ================

Weighted average for the twelve
  months ended December 31:
  2000                                      66,221                495                  5,849                 432
  1999                                      67,858                680                  6,003                 495
                                     ==================  ====================   ===================   ================

Notes:
(a) Series A Preferred shares are convertible into common shares on a one-for-one basis.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                   CARRAMERICA CORPORATION AND SUBSIDIARIES
                            Debt Collection Summary

--------------------------------------------------------------------------------
($in thousands)

                                                                                                      Principal Maturity
                                                                                      ----------------------------------------------
                                                         Principal  Interest Maturity                                       2005 &
Description of Notes/Lender          Property           Outstanding   Rate    Date     2001      2002      2003     2004  Thereafter
---------------------------          --------           -----------   ----    ----     ----      ----      ----     ----  ----------
General Electric Capital Corp.      Bannockburn            $ 17,714  9.52% 31-Aug-01  $17,714   $     -   $     -  $     -  $      -
Manufacturers Life                  Quorum North           $  6,369  8.27% 10-Dec-01  $ 6,369   $     -   $     -  $     -  $      -
NY Life                             NELO (Note 1)          $ 39,443  8.25% 10-Dec-01  $39,443   $     -   $     -  $     -  $      -
NML                                 Square 24 Associates
                                    (Note 2)               $ 32,179  8.90%  1-Jun-02  $ 2,586   $29,593   $     -  $     -  $      -
Union Bank of California            Jaycor                 $ 11,611  7.35%  1-Feb-03  $   689   $   742   $10,180  $     -  $      -
GE Capital                          Parkway North          $ 24,164  6.92%  1-Dec-03  $     0   $     0   $24,164  $     -  $      -
Sun Life Assurance Company
 of Canada                          Canyon Park Commons    $  5,196  9.13%  1-Dec-04  $   250   $   274   $   300  $ 4,372  $      -
UBS Mortgage Finance Inc.           U.S. West              $ 19,883  7.92%  1-Dec-05  $ 3,270   $ 3,615   $ 3,980  $ 4,363  $  4,655
UBS Mortgage Finance Inc.           U.S. West              $  5,606  7.92%  1-Dec-05  $   833   $   972   $ 1,126  $ 1,297  $  1,378
UBS Mortgage Finance Inc.           U.S. West              $  8,476  7.92%  1-Dec-05  $ 1,243   $ 1,450   $ 1,680  $ 1,936  $  2,167
UBS Mortgage Finance Inc.           U.S. West              $  8,476  7.92%  1-Dec-05  $ 1,243   $ 1,450   $ 1,680  $ 1,936  $  2,167
Salomon Brothers                    Redmond East           $ 26,616  8.38%  1-Jan-06  $   436   $   474   $   515  $   560  $ 24,631
State Farm                          Peterson (Note 3)      $ 19,522  7.20%  1-Jan-06  $   745   $   800   $   859  $   923  $ 16,195
Teachers Insurance & Annuity        Concord Place          $  7,374  7.35%  1-Jan-06  $   159   $   172   $   186  $   201  $  6,656
Farm Bureau Life Insurance Co.      Wateridge Pavilion     $  3,368  8.25%  1-Nov-06  $    63   $    68   $    74  $    80  $  3,083
Teachers Ins. and Ann. Assoc. of
Amer.                               Wasatch Corporate
                                    Center                 $ 12,269  8.15%  2-Jan-07  $   228   $   247   $   268  $   291  $ 11,235
Metropolitan Life Insurance
 Company                            2600 West Olive        $ 19,152  6.75%  1-Jan-09  $     -   $     -   $     -  $     -  $ 19,152
Midland Loan Services               Palomar Oaks           $  9,811  8.85%  1-Apr-09  $   163   $   178   $   194  $   212  $  9,064
Northwest Mutual                    1255 23rd St           $ 38,300  8.12%  1-Apr-09  $   324   $   519   $   563  $   610  $ 36,284
Northwest Mutual                    1730 Penn, I Square
                                    (Note 4)               $183,700  8.12%  1-Apr-09  $ 1,552   $ 2,490   $ 2,700  $ 2,928  $174,030
GE Capital                          South Coast            $ 15,000  7.13% 10-Jun-09  $   111   $   233   $   250  $   269  $ 14,137
Business Men's Assurance Co.        Sorensen               $  2,364  7.75%  1-Jul-11  $   150   $   162   $   175  $   189  $  1,688
Berkshire Life Insurance Co.        Sorensen               $  1,572  8.88%  1-May-17  $    44   $    48   $    53  $    58  $  1,369
Aid Association for Lutherans       1747 Penn              $ 14,418  9.50% 10-Jul-17  $   376   $   414   $   455  $   500  $ 12,673
Aid Association for Lutherans       900 19th Street        $ 15,711  8.25% 15-Jul-19  $   373   $   406   $   440  $   478  $ 14,014
Riggs                               1775 Penn              $ 11,864  7.63%  1-Sep-09  $   119   $   128   $   138  $   149  $ 11,330
                                                           ---------------            ----------------------------------------------
                                                           $560,158  8.09%            $78,483   $44,435   $49,980  $21,352 $ 365,908
                                                           ========  =====            =======   =======   =======  ======= =========

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Debt Capitalization Summary - continued

($ In thousands)
Unsecured Bonds Payable
-----------------------

                                                                                         Principal Maturity
                                                                                ------------------------------------
                              Principal  Interest  Maturity
                             Outstanding   Rate      Date                           2001        2002         2003
                             -----------   ----      ----                           ----        ----         ----
7.200% Notes due 2004          $ 150,000   7.200%  1-Jul-04                      $       -   $       -    $       -
                               =========                                         =========   =========    =========
7.375% Notes due 2007          $ 125,000   7.375%  1-Jul-07                      $       -   $       -    $       -
                               =========                                         =========   =========    =========
6.625% Notes due 2006          $ 100,000   6.625%  1-Mar-05                      $       -   $       -    $       -
                               =========                                         =========   =========    =========
6.875% Notes due 2008          $ 100,000   6.875%  1-Mar-08                      $       -   $       -    $       -
                               =========                                         =========   =========    =========

                                                                                          Principal Maturity
                                                                                 ----------------------------------
                              Principal  Interest  Maturity                                          2005 &
                              Outstanding  Rate      Date                            2004          Thereafter
                              -----------  ----      ----                            ----          ----------
7.200% Notes due 2004          $ 150,000   7.200%  1-Jul-04                        $ 150,000       $       -
                               =========                                           =========       =========
7.375% Notes due 2007          $ 125,000   7.375%  1-Jul-07                        $       -       $ 125,000
                               =========                                           =========       =========
6.625% Notes due 2006          $ 100,000   6.625%  1-Mar-05                        $       -       $ 100,000
                               =========                                           =========       =========
6.875% Notes due 2008          $ 100,000   6.875%  1-Mar-08                        $       -       $ 100,000
                               =========                                           =========       =========

Unsecured Line of Credit                                                            Amount                               Amount
------------------------
                                                                                  Outstanding                          Outstanding
                          Available  Interest  Maturity                            Beginning                               End
Lender                   Commitment    Rate      Date                               of Year    Advances    Repayments    of Year
------                   ----------    ----      ----                               -------    --------    ----------    -------
Carr America Realty Corp.
------------------------

Morgan Guaranty Trust     $ 274,000   LIBOR+.700%  26-Aug-01                       $ 343,000   $ 317,000    $ 484,000   $ 176,000
                          =========                                                =========   =========    =========   =========

Omni Offices Inc.
----------------
Morgan Guaranty Trust     $ 200,000   LIBOR+.700%  26-Aug-01                       $ 140,500   $       -    $ 140,500   $       -
                          =========                                                =========   =========    =========   =========

Note        LIBOR at month end was a follows:
            30 day             6.57%
            90 day             6.40%
            180 day            6.20%

Note 4 Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.

Note 1      Secured by Valley Business Park II and 3745 North First St

Note 3      Secured by Century Springs West, Glenridge, Midori, Lakewood and
            Parkwood.

Note 2 Secured by Sunnyvale Technology Center, Highland Corporate Center, and Hacienda West
                              fourth quarter 2000

                               SEGMENT ANALYSIS

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

________________________________________________________________________________

The following table sets forth certain information about each operating property owned by the Company or through joint ventures as of December 31, 2000:

   ------------------------------------------------------------------------------------------------------------------
                                                                                                         Percentage
                                                 Net Rentable Area          Percent          Number       of Total
   Property                                      (square feet)/(1)/        Leased/(2)/   of Buildings    Square Feet
   --------                                      -------------             ------        ------------    -----------
   Consolidated Properties
   -----------------------

   SOUTHEAST REGION
   Downtown Washington, D.C.:
      International Square                           1,014,556                  100.0%          3
      900 19/th/ Street                                101,215                  100.0%          1
      2550 M Street                                    187,931                   96.8%          1
      1730 Pennsylvania Avenue                         229,377                  100.0%          1
      1255 23/rd/ Street                               306,126                   99.3%          1
      1747 Pennsylvania Avenue                         152,104                   99.8%          1
      1775 Pennsylvania Avenue                         143,981                   97.5%          1
   Suburban Washington, D.C.:
      One Rock Spring Plaza                            205,721                   98.4%          1
      Sunrise Corporate Center                         260,253                   99.2%          3
      Reston Crossing East & West                      327,788                  100.0%          2
   Atlanta, GA:
      Glenridge                                         64,219                   91.9%          1
      Century Springs West                              95,055                   83.1%          1
      Holcomb Place                                     72,889                  100.0%          1
      Midori                                            99,691                  100.0%          1
      Parkwood                                         150,270                   98.5%          1
      Lakewood                                          80,483                  100.0%          1
      The Summit                                       179,085                  100.0%          1
      Spalding Ridge                                   128,233                   99.3%          1
      2400 Lake Park Drive                             100,918                   78.6%          1
      680 Engineering Drive                             62,154                  100.0%          1
      Embassy Row                                      464,895                   92.6%          3
      Embassy 100, 500                                 190,470                  100.0%          2
      Waterford Centre                                  82,344                   97.4%          1
                                             ---------------------------     --------------------------
           Southeast Region Subtotal                 4,699,758                   97.6%         31          23.0%
                                             ---------------------------     --------------------------

   PACIFIC REGION
   Southern California,
   Orange County/Los Angeles:
      Scenic Business Park                             140,812                   98.1%          4
      Harbor Corporate Park                            151,924                   96.1%          4
      Plaza PacifiCare                                 104,377                  100.0%          1
      Katella                                           80,609                   97.2%          1
      Warner Center                                    344,147                   98.2%          12
      South Coast Executive Center                     161,692                  100.0%          2
      Warner Premier                                    61,553                   66.3%          1
      Von Karman                                       104,138                  100.0%          1
      2600 W. Olive                                    144,831                  100.0%          1
      Bay Technology Center                            107,481                  100.0%          2
      Pacific Corporate Plaza 1, 2, 3                  125,298                  100.0%          3
      Alton Deere Plaza                                182,183                   82.1%          6
      Westlake Spectrum                                108,084                  100.0%          2

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

________________________________________________________________________________

                                                                                                         Percentage
                                                   Net Rentable Area           Percent         Number        of Total
   Property                                         (square feet)/(1)/        Leased/(2)/   of Buildings    Square Feet
   --------                                         ------------              ------        ------------    -----------
   Southern California,
   San Diego:
      Del Mar Corporate Plaza                           123,142                 100.0%             2
      Wateridge Pavilion                                 62,194                  84.5%             1
      Towne Center Technology Park 1, 2, 3              182,120                 100.0%             3
      Lightspan                                          64,800                 100.0%             1
      La Jolla Spectrum                                  79,759                 100.0%             1
      Palomar Oaks Technology Park                      170,358                 100.0%             6
      Jaycor                                            105,358                 100.0%             1
      Highlands Corporate Center                        205,085                  99.0%             5
   Northern California,
   San Francisco Bay Area:
      CarrAmerica Corporate Center                    1,001,976                  99.8%             6
      Valley Business Park I                             61,600                 100.0%             2
      Bayshore Centre 2                                  94,874                 100.0%             1
      Rincon Centre                                     201,178                 100.0%             3
      Valley Centre II                                  212,082                 100.0%             4
      Valley Office Centre                               68,881                 100.0%             2
      Valley Centre                                     102,291                 100.0%             2
      Valley Business Park II                           166,928                 100.0%             6
      Rio Robles                                        368,178                 100.0%             7
      3745 North First Street                            67,582                 100.0%             1
      Baytech Business Park                             300,000                 100.0%             4
      3571 North First Street                           116,000                 100.0%             1
      San Mateo Center I                                 70,000                 100.0%             1
      Oakmead West Land A-G                             425,981                 100.0%             7
      San Mateo II & III                                141,404                 100.0%             2
      Hacienda West                                     206,992                  99.3%             2
      Sunnyvale Technology Center                       165,520                 100.0%             5
      Clarify Corporate Center 1, 2, 3, 4               258,048                 100.0%             4
      Valley Technology Center 1, 2, 3, 4 & 5           460,590                 100.0%             7
      Golden Gateway Commons                            273,327                  98.6%             3
      Techmart Commerce Center                          265,979                 100.0%             1
      Freemont Technology Park 1, 2, 3                  139,304                 100.0%             3
   Portland, OR:
      Sunset Corporate Park                             132,531                  97.9%             3
      Rock Creek Corp Center                            142,662                 100.0%             1
   Seattle, WA:
      Redmond                                           396,497                 100.0%            10
      Redmond Hilltop B & C                              90,880                 100.0%             2
      Canyon Park                                       316,978                  96.4%             6
      Willow Creek                                       96,179                 100.0%             1
      Willow Creek Corp.  Center 1, 2, 3, 4, 5, 6       329,009                 100.0%             6
      Canyon Park Commons 1, 2, 4                       176,846                 100.0%             3
      Canyon Park Commons                                95,290                 100.0%             1
                                                 -----------------------     -----------------------------
        Pacific Region Subtotal                       9,755,532                  98.9%           167          47.7%
                                                 -----------------------     -----------------------------

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Current Summary of Portfolio Operating Properties

________________________________________________________________________________

                                                                                                          Percentage
                                                   Net Rentable Area           Percent        Number       of Total
   Property                                         (square feet)/(1)/      Leased/(2)/    of Buildings  Square Feet
   --------                                         -------------           ------         ------------  -----------
   CENTRAL REGION
   Austin, TX:
      City View Centre                                  136,183                 100.0%          3
      City View Center                                  128,716                 100.0%          1
      Tower of the Hills                                166,149                  99.7%          2
   Chicago, IL:
      Parkway North I                                   249,314                  87.8%          1
      Unisys                                            364,115                  89.8%          2
      The Crossings                                     296,230                  91.7%          2
      Bannockburn I & II                                209,582                  97.8%          2
      Bannockburn IV                                    108,469                  96.0%          1
   Dallas, TX:
      Cedar Maple Plaza                                 112,682                  78.9%          3
      Quorum North                                      116,084                  92.9%          1
      Quorum Place                                      178,296                  97.1%          1
      Tollway Plaza 1, 2                                359,903                  99.4%          2
      Two Mission Park                                   78,046                 100.0%          1
      Commons @ Las Colinas 1, 3                        604,234                 100.0%          2
      5000 Quorum                                       161,823                  97.2%          1
                                                 -----------------------     ---------------------------
        Central Region Subtotal                       3,269,826                  95.6%         25         16.0%
                                                 -----------------------     ---------------------------

   MOUNTAIN REGION
   Denver, CO:
      Harlequin Plaza                                   329,210                  90.2%          2
      Quebec Court I                                    130,000                 100.0%          1
      Quebec Court II                                   157,294                 100.0%          1
      Quebec Centre                                     106,865                  83.9%          3
   Phoenix, AZ:
      Camelback Lakes                                   201,373                  99.9%          2
      Pointe Corridor                                   178,114                  68.7%          1
      Four Gateway                                      136,817                  98.5%          1
      Highland Park                                      78,970                  88.5%          1
      The Grove @ Black Canyon                          104,571                  95.9%          1
      U.S. West                                         532,506                 100.0%          4
      Concord Place                                     133,555                  73.3%          1
   Salt Lake City, UT:
      Sorenson Research Park                            283,076                  93.4%          5
      Wasatch Corporate Center                          178,231                 100.0%          3
      Wasatch Corporate Center 17, 18                   121,654                 100.0%          2
      Sorenson X                                         41,288                 100.0%          1
                                                 -----------------------     ---------------------------
         Mountain Region Subtotal                     2,713,524                  93.6%         29         13.3%
                                                 -----------------------     ---------------------------

                                                 -----------------------
   TOTAL CONSOLIDATED PROPERTIES:                    20,438,640                               252
                                                 =======================                   =============
   WEIGHTED AVERAGE                                                              97.4%
                                                                             =============

                CARRAMERICA REALTY CORPORATION AND SUBSIDARIES
               Current Summary of Portfolio Operating Properties
--------------------------------------------------------------------------------


                                  Company's          Net
                                  Effective     Rentable                       Number
                                  Property        Area            Percent        of
Property                          Ownership  (square feet)/(1)/  Leased/(2)/  Buildings
--------                          ---------  ------------------  -----------  ---------

Unconsolidated Properties
-------------------------
Washington, D.C.:
 1919 Pennsylvania                49.0% (4)     263,931           98.3%          1
 Bond Building                    15.0  (5)     242,787           98.4%          1
 1717 Pennsylvania Avenue         50.0  (3)     184,446          100.0%          1
 Booz-Allen & Hamilton Building   50.0  (6)     222,989          100.0%          1

Portland, OR:
 GM Call Center                   16.2  (7)     103,279          100.0%          1

Chicago Market Office:
 Parkway North                    35.0  (8)     653,914          100.0%          5

Dallas Market Office:
 Royal Ridge                      35.0  (8)     370,997           99.0%          3

Austin Market Office:
 Riata                            35.0  (8)     905,673          100.0%         13

Denver Market Office:
 Panorama                         35.0  (8)     527,200           96.7%          5

TOTAL UNCONSOLIDATED PROPERTIES               3,475,216                         31
                                              =========                         ==
WEIGHTED AVERAGE                                                  99.1%
                                                                  ====


ALL OPERATING PROPERTIES
------------------------
TOTAL:                                       23,913,856                      283
                                             ==========                      ===
WEIGHTED AVERAGE                                                  97.7%
                                                                  ====

(1)   Includes office and retail space but excludes storage space.
(2) Includes space for leases that have been executed and have commenced as of December 31, 2000.
(3) The Company holds a 50% interest in the limited liability company that owns the property and serves as the entity's managing member.
(4) The Company holds a 49% interest in the property by an interest in a partnership.
(5) The Company holds an effective 15% interest in the property by virtue of a 30.6% limited partner interest in a partnership that has a 49% limited partner interest in the property.
(6) The Company holds a 50% joint venture interest, and is the managing venturer.
(7)   The Company holds a 16.2% joint venture interest.
(8)   The Company holds a 35% joint venture interest.

                 CARRMERICA REALTY CORPORATION AND SUBSIDARIES
                Lease Rollover Schedule - Stabilized Properties

--------------------------------------------------------------------------------

                     Square       Current  YTD Avg.   Vacant
Region / Market       Feet       Occupancy Occupancy   S.F.     2001      2002     2003       2004      2005      2006      2007
---------------      -----       --------- ---------  ------    ----      ----     ----       ----      ----      ----      ----
PACIFIC REGION:
San Francisco Bay Area  5,168,715    99.9%     99.3%    7,228   226,732   755,252   662,673   661,261   560,485   805,854   480,873
Orange County / Los     1,817,129    96.1%     97.9%   70,601   201,169   232,065   225,908   296,329   286,137   125,599   158,673
Angeles
Seattle                 1,501,679    99.2%     98.2%   11,500   114,705    24,274   230,924   274,241   438,686    96,179         0
San Diego                 992,816    98.8%     98.2%   11,657   162,389    28,498   151,465    38,201    87,344    43,781         0
Portland                  275,193    99.0%     51.9%    2,794         0         0         0    31,497    74,368         0   122,127

MOUNTAIN REGION:
Denver                    723,369    93.2%     93.8%   49,377    53,772   118,086    94,365    44,571   186,197     7,448         0
Phoenix                 1,365,906    92.2%     94.3%  107,013    71,259   206,194    97,657   113,787   113,389    46,617   532,777
Salt Lake City            624,249    97.0%     97.2%   18,630    34,802    45,520   158,940   273,636    12,389    80,332         0

CENTRAL REGION:
Chicago                 1,227,710    91.8%     94.5%  100,865   183,782   264,201   299,699    82,496   133,926     4,477         0
Dallas                  1,611,068    97.3%     97.6%   43,901   112,177   144,050   268,261   139,134    85,280    18,824    18,516
Austin                    431,048    99.9%     99.1%      534   128,460    11,364    27,942   247,369     7,387     7,992         0

SOUTHEAST REGION:
Washington, D.C.
   Downtown Properties  2,135,290    99.4%     98.9%   11,966    47,474   193,351   235,691   514,053    89,823   252,385   219,882
   Suburban Properties    793,762    99.3%     99.1%    5,393     6,259    39,922    27,339    87,504   245,734    53,400       423
Atlanta                 1,770,706    95.3%     94.3%   82,498   275,367   397,167   417,728   167,795    84,567    26,373    79,259

Totals                 20,438,640    97.4%     96.9%  523,957 1,618,347 2,459,944 2,898,592 2,971,874 2,405,712 1,569,261 1,612,530
                       ----------    ----      ----   ------- --------- --------- --------- --------- --------- --------- ---------
                                                                    2011
                                                                      &
Region / Market             2008        2009         2010        Thereafter
---------------             ----        ----         ----        ----------
PACIFIC REGION:
San Francisco Bay Area      678,592      199,903     129,862           0
Orange County / Los Angeles 203,390            0      17,258           0
Angeles
Seattle                           0      235,478           0      75,692
San Diego                         0       84,949      97,054     287,478
Portland                          0            0      44,407           0

MOUNTAIN REGION:
Denver                      169,553            0           0           0
Phoenix                           0       20,866      56,347           0
Salt Lake City                    0            0           0           0

CENTRAL REGION:
Chicago                      43,669       12,800           0     101,795
Dallas                      112,961      444,494     223,470           0
Austin                            0            0           0           0

SOUTHEAST REGION:
Washington, D.C.
   Downtown Propert         221,074       77,976      15,117     256,498
   Suburban Propert               0      327,788           0           0
Atlanta                           0       39,482      75,711     124,759

Totals                    1,429,239    1,443,736     659,226     846,222
                          ---------    ---------     -------     -------

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Operating Portfolio Lease Economics

--------------------------------------------------------------------------------

                                                                      % Change    Weighted       Lease         Tenant        Total
                                Total       New GAAP    Prior GAAP     in GAAP    Average     Commissions   Improvements   L/C's and
                              Executed       Rental       Rental       Rental    Lease Term     Per Sq.        Per Sq.     T/I's Per
           Market            Sq. Footage      Rate         Rate         Rate      in Years        Foot          Foot       Sq. Foot
--------------------------  -------------  ----------  ------------  ---------- ------------ ------------- -------------- ----------
Atlanta                           213,619       20.19         19.95       1.23%         3.73         2.64            5.77       8.41
Austin                             33,165       23.93         21.23      12.72%         4.01         2.27            4.99       7.26
Chicago                           137,484       24.76         24.64       0.48%         3.48         3.69           14.07      17.77
Dallas                            138,521       22.62         18.82      20.18%         3.69         7.25            9.99      17.24
Denver                            100,094       19.10         18.35       4.10%         4.25         1.80            6.74       8.55
Los Angeles/Orange County         203,166       24.41         20.95      16.48%         4.26         5.84            9.29      15.13
Phoenix                            55,401       22.31         20.26      10.13%         3.44         3.82            5.71       9.53
Salt Lake City                     42,693       17.65         17.12       3.09%         4.48         2.64           10.15      12.79
San Diego                         329,839       28.71         22.56      27.27%         5.43         7.95           10.58      18.53
San Francisco Bay                 866,878       33.72         18.15      85.94%         4.26         4.42            4.13       8.55
Seattle                           150,175       19.81         17.31      14.45%         6.27         5.94            9.00      14.95
Suburban Washington DC             93,279       30.12         29.27       2.89%         5.26         3.81            1.61       5.42
Downtown Washington DC            186,686       35.79         31.80      12.55%         5.85         3.69            3.65       7.34

     Total                      2,551,000       28.92         20.82      38.94%         4.29         4.79            6.78      11.57

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
              25 Largest Tenants - Based on Annualized Base Rent

--------------------------------------------------------------------------------

                                           Percentage of Portfolio                                     Percentage of Occupied
                       Tenant                  Annualized Rent               Square Feet                     Square Feet
-------------------------------------    ----------------------------    ---------------------    ----------------------------------
International Monetary Fund                         4.17%                     498,918                           2.59%
Applied Materials, Inc.                             2.41%                     425,981                           2.21%
Qwest Communications                                2.37%                     532,506                           2.76%
Peoplesoft, Inc.                                    2.22%                     359,686                           1.87%
AT&T                                                2.19%                     575,748                           2.99%
Patton Boggs, L.L.P.                                1.98%                     180,444                           0.94%
Nokia, Inc.                                         1.90%                     380,764                           1.98%
Nortel Networks, Inc.                               1.65%                     258,048                           1.34%
Nextel Communications, Inc.                         1.50%                     331,203                           1.72%
Citigroup                                           1.47%                     229,135                           1.19%
Franklin Resources, Inc.                            1.21%                     118,616                           0.62%
Software AG of North America                        1.20%                     209,521                           1.09%
SBC Communications                                  1.17%                     202,093                           1.05%
Sun Microsystems, Inc.                              1.16%                     241,436                           1.25%
Safeco Insurance Co. of America                     1.00%                     265,658                           1.38%
Federal Deposit Insurance Corp.                     0.99%                     121,878                           0.63%
Boston Scientific                                   0.92%                     212,082                           1.10%
King & Spalding                                     0.89%                      92,596                           0.48%
Unisys Corporation                                  0.88%                     197,404                           1.02%
The Walt Disney Company                             0.84%                     129,347                           0.67%
Lattice Semiconductor Corp                          0.80%                     132,700                           0.69%
Chronicle of Higher Education                       0.75%                      91,721                           0.48%
Merrill Lynch, Pierce, Fenner                       0.69%                      77,443                           0.40%
KLA Instruments Corporation                         0.67%                     132,150                           0.69%
TSMC North America, Inc.                            0.66%                     110,590                           0.57%

                                         ---------------             ----------------             ------------------
TOTAL                                              35.69%                   6,107,668                          31.71%
                                        ================             ================             ==================

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      2000 Development Activity by Market
                             at December 31, 2000
================================================================================
 ($ In Thousands)

                                                                                                                       Estimated
                                                                              Estimated        Estimated               Remaining
Wholly Owned                                                                 Construction    Stabilizatio  In Place    Costs to
Property Under Construction                      Square Feet    Start Date  Completion Date      Date      Dev Costs   Complete
----------------------------------------------  -------------  -----------  ---------------  ------------ ---------- -----------
Atlanta
       The Forum                                    90,000          4Q00          4Q01          4Q02           2,365        10,065
                                                -----------                                                 ---------   -----------
                  Atlanta  Subtotal                 90,000                                                     2,365        10,065

San Diego
       La Jolla B Spectrum Technology Park          76,894          3Q99          2Q00          2Q01           9,110        14,958
                                                -----------                                                 ---------   -----------
                  San Diego Subtotal                76,894                                                     9,110        14,958
Salt Lake City
            Creekside 1                             78,056          2Q00          1Q01          1Q01           9,832          (38)
            Creekside 2                                  0          2Q00          1Q01          1Q01           1,728            0
                                                -----------                                                 ---------   -----------
                  Salt Lake City Subtotal           78,056                                                    11,560          (38)

Denver
       Dry Creek Corporate Center Building 3        92,356          4Q99          4Q00          1Q01           8,567         2,899
                                                -----------                                                 ---------   -----------
                  Denver Subtotal                   92,356                                                     8,567         2,899

Washington DC
       King Street Exchange                         22,385          1Q00          1Q01          1Q01           3,452         1,197
                                                -----------                                                 ---------   -----------
                  Washington DC Subtotal            22,385                                                     3,452         1,197

Austin
       Braker 3                                    192,451          2Q00          3Q01          3Q01          13,246        17,367
                                                -----------                                                 ---------   -----------
                  Austin Subtotal                  192,451                                                    13,246        17,367

Total/Weighted Average                             552,142                                                    48,300        46,448
Less:  Placed in service - Project to date               0                                                         0             0
                                                -----------                                                 ---------   -----------
Total/Weighted Average                             552,142                                                    48,300        46,448
                                                ===========                                                 =========   ===========

   (1)   Building under contract to be sold
to user upon completion

Partially Owned
Property Under Construction (1)       % Ownership
-----------------------------------------------------------------------------------------------------------------------------------
Austin
            300 West Sixth Street    20%           444,870          2Q00          4Q01          3Q02          22,332        72,271
                                                -----------                                                 ---------   -----------
                 Austin Subtotal                   444,870                                                    22,332        72,271

Chicago
             Nine Parkway North      35%           129,433          4Q00          4Q01          4Q02           3,023        19,942
                                                -----------                                                 ---------   -----------
                  Chicago Subtotal                 129,433                                                     3,023        19,942

Dallas
             Custer Court            49%           120,047          3Q00          3Q01          1Q02           3,548        12,258
             Royal Ridge Bldg 7      35%           132,709          2Q00          1Q01          3Q01           7,697         7,769
                                                -----------                                                 ---------   -----------
                  Dallas Subtotal                  252,756                                                    11,245        20,027

Denver
             Panorama Corporate
             Center VIII             35%           136,850          1Q00          1Q01          2Q01          15,588         9,093
                                                -----------                                                 ---------   -----------
                     Denver Subtotal               136,850                                                    15,588         9,093

Washington DC

        799 9/th/ Street             40%           201,464          2Q00          4Q01          4Q02          27,491        34,439
        1201 F Street                35%           227,165          3Q98          1Q00          1Q01          69,633         2,906
                                                -----------                                                 ---------   -----------
                  Washington DC
                  Subtotal                         428,629                                                    97,124        37,345
Total/Weighted Average                           1,392,538                                                   149,312       158,678
Less: Placed in service                          (163,888)                                                   (51,389)         (944)
                                                -----------                                                 ---------   -----------
Total/Weighted Average                           1,228,650                                                    97,923       157,734
                                                ===========                                                 =========   ===========

Total/Weighted Average                           1,780,792                                                   146,223       204,182
                                                ===========                                                 =========   ===========
(1) Project Yields represent Carr's yields,
exclusive of fees.


  Total       %                 %
             Estimated     Currently
 Projected   Stabilized    Leased or
   Costs       Return      Committed
 ----------  -----------  ------------
    12,430        10.7%         72.2%
 ----------  -----------  ------------
    12,430        10.7%         72.2%

    24,068        15.4%        100.0%
 ----------  -----------  ------------
    24,068        15.4%        100.0%

     9,794        10.5%        100.0%
     1,728        12.0%        100.0%
 ----------  -----------  ------------
    11,522        10.7%        100.0%

    11,466        11.9%        100.0%
 ----------  -----------  ------------
    11,466        11.9%        100.0%

     4,649      n/a (1)        100.0%
 ----------  -----------  ------------
     4,649                     100.0%

    30,613        11.5%        100.0%
 ----------  -----------  ------------
    30,613        11.5%        100.0%

    94,748        12.4%         95.5%
        0
 ----------
    94,748        12.4%         95.5%
 ==========  ===========  ============



--------------------------------------

    94,603        10.5%         68.4%
 ----------  -----------  ------------
    94,603        10.5%         68.4%

    22,965        10.0%          0.0%
 ----------  -----------  ------------
    22,965        10.0%          0.0%

    15,806        10.8%         41.7%
    15,466         9.9%         67.8%
 ----------  -----------  ------------
    31,272        10.4%         55.4%

    24,681         9.6%        100.0%
 ----------  -----------  ------------
    24,681         9.6%        100.0%

    61,930         9.6%         74.3%
    72,539        10.6%         92.8%
 ----------  -----------  ------------
   134,469        10.1%         84.1%
   307,990        10.2%         67.6%
   (52,333)
 ----------
   255,657        10.2%         63.3%
 ==========  ===========  ============

   350,405        10.7%         75.5%
 ==========  ===========  ============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               Land Held For Future Development and Sale Summary
--------------------------------------------------------------------------------

                                                                                                      Consolidated
                                                                                        ------------------------------------------

                                                                                                               Buildable Square
Region/Property                                                 Market                     Acres                   Footage
---------------------------------------------     ----------------------------------    ------------     -------------------------

Wholly Owned Land
---------------------------------------------
Pacific Region:
   Canyon Pointe A-B                                         Seattle, WA                    10                       173,760
   Sunset Corporate                                         Portland, OR                     9                       124,800
                                                                                        ------------     -------------------------
                 Subtotal                                                                   19                       298,560

Mountain Region:
   Dry Creek Corporate Center                                Denver, CO                     49                       770,356
   Sorenson Research Park XI                             Salt Lake City, UT                  6                        80,238
   Wasatch 16                                            Salt Lake City, UT                  5                        80,238
   Creekside 2 owned                                     Salt Lake City, UT                  6                        78,000
   Creekside 3 optioned                                  Salt Lake City, UT                  6                        78,482
                                                                                        ------------     -------------------------
         Subtotal                                                                           72                     1,087,314

Central Region:
   Braker Pointe (1)                                         Austin, TX                      8                             0
   Tollway Plaza III                                         Dallas, TX                      4                       134,400
   Royal Ridge IV & V                                        Dallas, TX                     29                       417,000
                                                                                        ------------     -------------------------
         Subtotal                                                                           41                       551,400

Southeast Region:
   Peninsula Corporate Center 1-2                          Boca Raton, FL                   20                       221,350
   Preston Ridge                                             Atlanta, GA                    14                        96,000
                                                                                        ------------     -------------------------
         Subtotal                                                                           34                       317,350
                                                                                        ------------     -------------------------

                                                                                        ------------     -------------------------
         Total                                                                             166                       2,254,624
                                                                                        ------------     -------------------------
(1) Hotel/Motel land.
---------------------------------------------------------------------------------------------------------------------------------

Partially Owned                                                                                              Buildable Square
---------------
Region/Property                                                Market                      Acres                  Footage
---------------------------------------------     ----------------------------------    ------------     -------------------------

 Mountain Region:
   Panorama IV                                               Denver, CO                      8                          136,850
   Panorama VI                                               Denver, CO                      9                          129,898
   Panorama VII                                              Denver, CO                      6                          100,000
   Panorama IX                                               Denver, CO                      6                          125,490
                                                                                        ------------     -------------------------
         Subtotal                                                                           29                          492,238
                                                                                        ------------     -------------------------
 Central Region:
   Riata 1                                                   Austin, TX                      4                           61,585
   Riata Crossing 4                                          Austin, TX                      5                           79,780
   Riata Crossing 6                                          Austin, TX                      8                           48,125
   Parkway North                                             Chicago, IL                    14                          250,567
   Royal Ridge Bldg. 4-6                                     Dallas, TX                     18                          316,786
   Royal Ridge Bldg. 8                                       Dallas, TX                      9                          132,709
                                                                                        ------------     -------------------------
            Subtotal                                                                        58                          889,552
                                                                                        ------------     -------------------------

                                                                                        ------------     -------------------------
                     Total                                                                  87                        1,381,790
                                                                                        ------------     -------------------------

                                                                                        ------------     -------------------------
       Total All Land                                                                      253                        3,636,414
                                                                                        ------------     -------------------------

                                      22